I SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

(AS PERMITTED BY RULE 14A-6(E)(2))

☒Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S) 240.14a-11I or (S) 240.14a-12

FIRST NATIONAL LINCOLN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(4)	Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(4)	Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


Proxy Statement • Page 1

LOGO OMITTED

March 25, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of First National Lincoln Corporation (“the Company”), which will be held at The Samoset Resort, 200 Warrenton Street, Rockport, Maine 04856, on Thursday, April 28, 2005 at 11:00 a.m. Eastern Daylight Time. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be considered and acted upon.

This year we will be fixing the number of directors at ten, electing six directors, and ratifying independent auditors. These matters are discussed in greater detail in the accompanying Proxy Statement. The Board of Directors unanimously recommends that you vote FOR each proposal. Your prompt completion and return of the proxy will be appreciated.

It is important that you be represented at the Annual Meeting, regardless of the number of shares that you own and whether or not you are able to attend the meeting in person.

Please take the time to review the material, mark, sign, date, and return the enclosed proxy in the envelope provided for your convenience.

If you have any questions about matters discussed in the Proxy Statement, please contact me at 207-563-3195 or 1-800-564-3195, extension 2010. Your continued support of First National Lincoln Corporation is sincerely appreciated.

Very truly yours,

/s/DANIEL R. DAIGNEAULT

Daniel R. Daigneault

President and Chief Executive Officer

Proxy Statement • Page 2

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Proxy Statement • Page 3

First National Lincoln Corporation

Post Office Box 940, 223 Main Street, Damariscotta, Maine 04543

Notice of Annual Meeting of Shareholders

To Be Held Thursday, April 28, 2005

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of First National Lincoln Corporation, the one-bank holding company of The First, N.A., will be held at The Samoset Resort, 220 Warrenton Street, Rockport, Maine 04856, on Thursday, April 28, 2005 at 11:00 a.m. Eastern Daylight Time, for the following purposes:

☐ To ratify the Board of Directors’ vote to fix the number of directors at ten.
☐ To elect as directors of the Company the six (6) nominees listed in the enclosed Proxy Statement dated March 25, 2005, as noted.
☐ To ratify the Audit Committee’s selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company for 2005.
☐ To transact such other business as may properly come before the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/CHARLES A. WOOTTON

Charles A. Wootton, Clerk

Damariscotta, Maine

March 25, 2005

Regardless of the number of shares you own, your vote is important.

Whether or not you expect to attend the meeting, the prompt return of your proxy will save follow-up expenses and assure the proper representation of your shares.

Please mark, date, sign, and promptly return the enclosed proxy,

using the postage-paid envelope provided.

You may revoke your proxy if you so desire at any time before it is voted.

Proxy Statement • Page 4

First National Lincoln Corporation

Post Office Box 940, 223 Main Street, Damariscotta, Maine 04543

Proxy Statement

Annual Meeting of Shareholders

To be Held Thursday, April 28, 2005

This Proxy Statement is being furnished to shareholders of First National Lincoln Corporation (the “Company”) in connection with the solicitation of Proxies on behalf of the Board of Directors, to be used at the Annual Meeting of Shareholders of the Company to be held at The Samoset Resort, 220 Warrenton Street, Rockport, Maine 04856, on Thursday, April 28, 2005, at 11:00 a.m. Eastern Daylight Time, and at any adjournment thereof for matters described in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on March 25, 2005. This solicitation is made by the Company, which will bear the expenses thereof.

The Proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each Proxy received will be voted for the nominees for Directors described herein and for approval of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as Proxies. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by (i) filing with the Clerk of the Company a written notice thereof (Charles A. Wootton, First National Lincoln Corporation, Post Office Box 940, 223 Main Street, Damariscotta, Maine 04543); (ii) submitting a duly executed Proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Clerk notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Only shareholders of record at the close of business on February 18, 2005 (the “Voting Record Date”) will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 9,874,710 shares of Common Stock of the Company, $0.01 par value per share, issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented thereat.

PROPOSAL 1: FIX THE NUMBER OF DIRECTORS AT TEN

The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than five (5) nor more than twenty-five (25) persons as determined by the Board prior to each Annual Meeting, with Directors serving for “staggered terms” of three years. A resolution of the Board of Directors adopted pursuant to the Company’s Bylaws has established the number of Directors at ten.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

TO RATIFY BOARD’S VOTE TO FIX THE NUMBER OF DIRECTORS AT TEN.

Proxy Statement • Page 5

PROPOSAL 2: ELECTION OF DIRECTORS

Set forth below is a list of the nominees for directors of the Company as proposed by the Nominating Committee of the Board of Directors. In order to be a candidate for a Director of the Company, each individual must meet the following criteria:

• Be a citizen of the United States.
• Have the financial capacity to own and/or purchase the minimum equity interest in First National Lincoln Corporation as specified in the Company’s bylaws.
• Be available to attend the monthly meetings of the Board of Directors and Board Committee meetings, as scheduled from time to time.
• Be of good character and an experienced business professional.
• Contribute to the range of talent, skill and expertise appropriate for the Board.
• Have the ability and willingness to represent the interests of the Shareholders of the Company.
• Meet any additional criteria that the Office of the Comptroller of the Currency may establish for Directors of a National Bank.

If any person named as nominee should be unwilling or unable to stand for election at the time of the Annual Meeting, the holder of the Proxy will vote for any replacement nominee or nominees recommended by the Board of Directors. Each person listed below has consented to be named as a nominee, and the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a Director if elected.

The following are nominees for three-year terms as Director Expiring in 2008:

Katherine M. Boyd has served as a Director of the Company and the Bank since 1993. A resident of Boothbay Harbor, she owns the Boothbay Region Greenhouses with her husband. Ms. Boyd serves as President of the Boothbay Region YMCA.

Carl S. Poole, Jr. has served as a Director of the Company since its organization in 1985 and has served as a Director of the Bank since 1984. Mr. Poole is President, Secretary and Treasurer of Poole Brothers Lumber, a lumber and building supply company with locations in Damariscotta, Pemaquid and Boothbay Harbor, Maine.

David B. Soule, Jr. has served as a Director of the Company and the Bank since 1989. Mr. Soule has been practicing law in Wiscasset since 1971. He served two terms in the Maine House of Representatives, is a past President of the Lincoln County Bar Association and is a former Public Administrator, Lincoln County. He also serves as Trustee of the Wiscasset Public Library and has served as Selectman, Planning Board Chair and other volunteer positions with the Town of Westport.

Bruce B. Tindal has served as a Director of the Company and the Bank since 1999. Mr. Tindal has been a licensed real estate broker since 1974. Mr. Tindal formed and is owner of Tindal & Callahan Real Estate in Boothbay Harbor, which has been in operation since 1985. Mr. Tindal serves on the Board of Directors of the St. Andrews Village Association, a subsidiary of St. Andrews Hospital. Mr. Tindal is also a member of the National Association of Realtors, Council of Residential Specialists, Real Estate Buyers Agent Council and the Boothbay Harbor Rotary Club.

The following is nominated for a one-year term as Director Expiring in 2006:

Tony C. McKim joined the Company as Executive Vice President, Chief Operating Officer and as a member of the Board of Directors of the Company and the Bank upon completion of the mergers of FNB Bankshares (FNB) and The First National Bank of Bar Harbor into the Company and the Bank on January 14, 2005. Prior to the merger, Mr. McKim was President and Chief Executive Officer of FNB and its subsidiary. Mr. McKim is involved in several local associations including Camp Beech Cliff, MDI Hospital, Maine Seacoast Mission, Jackson Laboratory, the Acadian Football League and Maine Bankers Association.

Proxy Statement • Page 6

The following is nominated for a two-year term as Director Expiring in 2007:

Mark N. Rosborough has served as a Director of the Company and the Bank since completion of the mergers of FNB and its subsidiary into the Company and the Bank on January 14, 2005. Prior to the merger, Mr. Rosborough served as Chairman of the Board of Directors of FNB and its subsidiary. Mr. Rosborough is President of J. T. Rosborough Insurance Agency and Hancock Travel. He is also a partner in Rosborough Leasing, Rosborough Rentals, Penrose, 3 Dummies and TISA. He is past member of the Ellsworth City Counsel, serves on the advisory counsel for two major insurance carriers as well as the Ellsworth Chamber of Commerce and the American Red Cross for Hancock and Waldo Counties.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR EACH OF THE NOMINEES FOR DIRECTOR.

Directors Continuing in Office:

The following Directors’ terms will expire in 2006:

Daniel R. Daigneault has served as President, Chief Executive Officer and as a member of the Board of Directors of the Company and the Bank since 1994. Prior to being employed by the Bank, Mr. Daigneault was Vice President, Senior Commercial Loan Officer and Chief Financial Officer at Camden National Bank, Camden, Maine. He is a member of the American Bankers Association’s Government Relations Council and a member of the University of Maine Business School Advisory Board. Mr. Daigneault is past Chairman of the Maine Bankers Association and past President of the Boothbay Region YMCA Board of Trustees.

Robert B. Gregory has served as a Director of the Company and the Bank since 1987 and has served as Chairman of both the Company and the Bank since September 1998. Mr. Gregory has been a practicing attorney since 1980, first in Lewiston, Maine and since 1983 in Damariscotta, Maine.

The following Directors’ terms will expire in 2007:

Randy A. Nelson has served as a Director of the Company and the Bank since 2004. He currently is the Douglas Professor of Economics and Finance at Colby College, where he teaches corporate finance and economics. Prior to joining the faculty of Colby in 1987, he taught for eight years in the business school at the University of Delaware.

Stuart G. Smith has served as a Director of the Company and the Bank since 1997. A resident of Camden, he and his wife own and operate Maine Sport Outfitters in Rockport and Lord Camden Inn and Bayview Landing in Camden, Maine. Mr. Smith is also on the board and part owner of the Mid Coast Recreation Center in Rockport an indoor tennis and ice skating facility.

Directors Who Have Retired or Resigned:

Malcolm E. Blanchard retired as a Director in December of 2004 after reaching the Company's mandatory retirement age for Directors. Mr. Blanchard had served as a Director of the Company since its organization in 1985 and as a Director of the Bank since 1976. In 2004, he served as Chairman of the Company's Nominating, Options and Compensation Committees.

Dana L. Dow resigned as a Director of the Company in January of 2005 as a result of his recent election to the Maine State Senate and the time conflict that was created. Mr. Dow had served as a Director of the Company and the Bank since 1999. In 2004, he served as a member of the Company's Audit Committee.

Proxy Statement • Page 7

There are no family relationships among any of the Directors of the Company. Except as set forth in the merger agreement between the Company and FNB, in which it was specified that Messrs. McKim and Rosborough and one additional person to be named later will be added to the Board of Directors, there are no arrangements or understandings between any Director and any other person pursuant to which that Director has been or is to be elected. No Director of the Bank or the Company serves as a Director on the board of any other corporation with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or that is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

About the Board of Directors and Its Committees

As of the date of this Proxy Statement, First National Lincoln Corporation had a Board comprised of ten directors. During 2004 there were 12 regular Board meetings, three special Board meetings and one Annual Meeting. All directors attended at least 75% of Board meetings and meetings held by Committees of which they were members in 2004, and the aggregate attendance at Board and Committee meetings by all members of the Board of Directors in 2004 was in excess of 90%. All Directors are expected to attend the Annual Meeting of Shareholders, and all Directors were in attendance at the 2004 Annual Meeting.

There are four standing committees of the Company’s Board of Directors: Audit, Options, Nominating and Compensation.

Audit Committee. The members of the Company’s Audit Committee are David B. Soule, Jr., Chairman, Randy A. Nelson and Mark N. Rosborough. This committee met five times during 2004. The Company’s Audit Committee receives and reviews reports on examinations and accounting audits of the Company, and works to ensure the adequacy of operating practices, procedures and controls. The Company’s Board of Directors has adopted a written charter for the Company’s Audit Committee, which was published in the Company's 2004 Annual Proxy Statement. The 2004 report of the Audit Committee can be found on page 21 of this document.

Options Committee. The members of the Company’s Options Committee are Stuart G. Smith-Chair, Carl S. Poole, Jr., Mark N. Rosborough and Bruce B. Tindal. This committee did not meet during 2004. The Company’s Options Committee is responsible for administering the 1995 Stock Option Plan which provides for grants of incentive stock options to purchase Company common stock.

Nominating Committee. The members of the Company’s Nominating Committee are Stuart G. Smith-Chair, Carl S. Poole, Jr. and Mark N. Rosborough. This committee met once during 2004. The Company’s Nominating Committee is responsible for the nomination of Board of Director members, establishing the tenure and the retirement policies for members of the Board of Directors and reviewing the Board of Directors’ overall effectiveness. Each of the members of the Nominating Committee is independent as defined under the listing standards of the Nasdaq stock market.

Compensation Committee. The Company’s Compensation Committee is a standing committee of the Bank’s Board of Directors since all executive compensation is paid by the Bank. The Committee consists of Stuart G. Smith-Chair, Carl S. Poole, Jr., Mark N. Rosborough and Bruce B. Tindal. This committee met twice during 2004. None of the members of this committee served on a similar committee for any other company. The function of this committee is to establish the compensation of the Chief Executive Officer and to review the compensation of other senior executive officers.

In addition to the Compensation Committee, there are five other standing committees of the Bank’s Board of Directors: Executive, Audit, Asset/Liability, Trust and Directors’ Loan. Certain members of management also serve on some committees of the Bank.

Proxy Statement • Page 8

Director Independence

The Board reviewed the independence of the Company’s directors in February 2005 on the basis of the standards adopted by the Nasdaq. In this review, the Board considered transactions and relationships between each director, and any member of his or her immediate family and of the Company or the Bank and between certain entities in which any director or any immediate family member has certain interests, on the one hand, and the Company or the Bank, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the Nasdaq rules.

As a result of the review, the Board affirmatively determined that as of February 2005 all of the directors are independent of the Company, the Bank and under the Nasdaq rules with the exception of President Daigneault, EVP McKim and Chairman Gregory. During 2004, however, it was the determination of the Board that Chairman Gregory was independent of the Company under the Nasdaq rules.

Director Compensation

In 2004, each of the outside directors of the Bank, with the exception of the Chairman of the Board, received a director’s fee in the amount of $600 for each meeting attended and $300 for each meeting attended of a committee of which the director is a member. The Chairman of the Board received an annual fee of $25,000. The Chairman of the Executive Committee as well as the Chairman of the Audit Committee also received a stipend of $6,000 in addition to meeting fees paid for meetings attended. In addition to the above referenced fees, each of the outside directors was reimbursed for 85% of the cost of his or her health insurance premiums. This reimbursement amount is equivalent to the average rate provided to employees of the Company. Certain Board members were also paid fees for appraisals, consulting services and legal services, and such fees are on terms no more favorable to the recipient than are generally paid by the Bank for such services to other providers in the area. Fees and health insurance premiums paid by the Bank to its Directors as a group totaled $186,455 in 2004, but no fees are paid to Directors of the Company. President Daigneault and EVP. McKim, who are the only directors who are also employees of the Company, receive no additional compensation for serving on the Board of Directors of the Company or the Bank.

Security Ownership of Directors, Management and Principal Shareholders1

The following table sets forth the number of shares of common stock of the Company beneficially owned as of February 18, 2005 by (i) each person known by the Company to own beneficially more than five percent of the Company’s common stock, (ii) each current director of the Company and nominee for a position on the Board, (iii) the named executive officers, and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated below, each of the directors, executive officers and shareholders owning more than five percent of the Company’s stock has sole voting and investment power with respect to all shares of stock beneficially owned as set forth opposite his or her name. There were no owners of 5.0% or more of the Company's outstanding common stock as of February 18, 2005.

Proxy Statement • Page 9

Directors & Executive Officers	Age[2]	Position	Term Expires	Shares Owned	Percent Owned
Katherine M. Boyd	53	Director of the Bank and the Company; Chairman, Trust Committee	2005	36,346	*
Daniel R. Daigneault	52	President, Chief Executive Officer and Director of the Bank and the Company	2006	249,186[3]	2.52%
Robert B. Gregory	51	Chairman of the Board of Directors of the Bank and the Company	2006	46,513[4]	*
Tony C. McKim	37	Executive Vice President, Chief Operating Officer and Director of the Bank and the Company	2005	93,693	*
Randy A. Nelson	52	Director of the Bank and the Company Chairman, Asset/Liability Committee	2007	1,682	*
Carl S. Poole, Jr.	59	Director of the Bank and the Company	2005	276,784	2.80%
Mark N. Rosborough	56	Director of the Bank and the Company	2005	115,084	1.19%
Stuart G. Smith	52	Director of the Bank and the Company; Chairman, Options, Nominating, Compensation & Executive Committees	2007	92,024	*
David B. Soule, Jr.	59	Director of the Bank and the Company; Chairman, Audit Committees of the Bank and the Company	2005	19,514	*
Bruce B. Tindal	54	Director of the Bank and the Company Chairman, Directors’ Loan Committee	2005	15,023	*
Walter F. Vietze	63	Senior Vice President – Senior Operations Officer of the Bank	n/a	64,076[3]	*
F. Stephen Ward	51	Executive Vice President & Chief Financial Officer of the Company and the Bank	n/a	85,998[3]	*
Charles A. Wootton	48	Executive Vice President and Clerk of the Company; Executive Vice President and Senior Loan Officer of the Bank	n/a	30,303[3]	*
Total Ownership of all Directors and Executive Officers as a group				1,273,094	12.89%

* Less than one percent of total outstanding shares

(1)For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. In general, a person is deemed to be the beneficial owner of a security if he/she has or shares the power to vote or to direct the voting of the security or the power to dispose or direct the disposition of the security, or if he/she has the right to acquire beneficial ownership of the security within 60 days. The figure set forth includes director’s qualifying shares owned by each person.

(2)As of December 31, 2004.

(3)Includes exercisable stock options.

(4)Includes shares held as Trustee.

Proxy Statement • Page 10

Executive Officers

Each Executive Officer of the Company and the Bank is identified in the following table, which also sets forth their respective ages, offices and periods served as an Executive Officer of the Company or the Bank. The table includes Messrs. McKim, Dalrymple, Lay and Wrobel who became Executive Officers of the Company on January 14, 2005, in conjunction with the merger of FNB Bankshares of Bar Harbor, Maine, into the Company.

Name & Age[1]	Office & Position	Period Served
Daniel R. Daigneault 52	President & Chief Executive Officer of the Company and of the Bank	1994 to date
Tony C. McKim 37	Executive Vice President & Chief Operating Officer of the Company and the Bank	2005 to date
F. Stephen Ward 51	Executive Vice President & Chief Financial Officer of the Company and the Bank	1993 to date
Charles A. Wootton 48	Executive Vice President and Clerk of the Company, Executive Vice President, and Senior Loan Officer of the Bank	2000 to date
Jeffrey C. Dalrymple 49	Senior Vice President, Senior Business Relationship Officer of the Bank	2005 to date
Richard M. Elder 39	Senior Vice President, Retail Services of the Bank	2002 to date
Michael T. Martin 49	Senior Vice President and Credit Administration Officer of the Bank	1993 to date
Susan A. Norton 44	Senior Vice President, Human Resources and Compliance Officer of the Bank	2002 to date
Walter F. Vietze 63	Senior Vice President and Senior Operations Officer of the Bank	1984 to date
Ronald J. Wrobel 47	Senior Vice President of Operations of the Bank	2005 to date
William M. Hunter, II 54	Managing Principal and Chief Investment Officer of First Advisors	2003 to date
Daniel M. Lay 43	Managing Principal and Senior Trust Officer of First Advisors	2005 to date
R. Kraig Buthy 39	Vice President, Controller of the Bank	2003 to date

(1) As of December 31, 2004

Daniel R. Daigneault has served as President, Chief Executive Officer and as a member of the Board of Directors of both the Company and the Bank since 1994. Prior to being employed by the Company and the Bank, Mr. Daigneault was Vice President, Senior Commercial Loan Officer and Chief Financial Officer at Camden National Bank, Camden, Maine.

Tony C. McKim joined the Company as Executive Vice President, Chief Operating Officer and as a member of the Board of Directors of the Company and the Bank with the merger of FNB Bankshares on January 14, 2005. Prior to the merger, Mr. McKim was President and Chief Executive Officer of FNB Bankshares and The First National Bank of Bar Harbor.

F. Stephen Ward has served as Treasurer & Chief Financial Officer of the Company since 1994 and as Chief Financial Officer of the Bank since 1993. In 2005, Mr. Ward was promoted to Executive Vice President. Mr. Ward has been employed by the Bank since 1990 and served as Assistant Vice President and Marketing Officer from 1990 to 1993. From 1978 to 1990 Mr. Ward was employed by Down East Enterprises, Inc.

Proxy Statement • Page 11

Charles A. Wootton has been employed by the Bank since January 2000. In 2005, Mr. Wootton was promoted to Executive Vice President for Banking Services and Senior Loan Officer. From 1981 to 2000 Mr. Wootton was employed by Camden National Bank, serving as branch manager, commercial loan and business development officer. In 1996, Mr. Wootton became Vice President responsible for branch administration.

Jeffrey C. Dalrymple has been employed by the Bank since January 2005 when the Bank merged with First National Bank of Bar Harbor. Mr. Dalrymple is currently Senior Vice President, Senior Business Relationship Officer in Bar Harbor. Prior to joining The First National Bank of Bar Harbor in 1998, Mr. Dalrymple was employed by Key Bank.

Richard M. Elder has been employed by the Bank since 1993. In 2005, Mr. Elder was promoted to Senior Vice President, Retail Services. Mr. Elder previously served as Manager of the Bank’s Boothbay Harbor branch and Senior Commercial Loan Officer.

Michael T. Martin has been employed by the Bank since 1993 and was promoted to Senior Vice President for Credit Administration in 2001. He was employed by Fleet Bank from 1980 to 1992 and by Canal National Bank from 1977 to 1980. His primary responsibilities were in Loan Review and Credit Administration.

Susan A. Norton has been employed by the Bank since 1992 and was promoted to Senior Vice President, Human Resources and Compliance in 2005. In 1995, Ms. Norton was the Assistant Compliance Officer and Education Officer. She also holds the position of CRA Officer as well as being the Compliance Officer for the Company.

Walter F. Vietze has been employed by the Bank since 1984. From 1979 to 1984, Mr. Vietze was employed by Casco Bank, Portland, Maine. His primary responsibilities involved providing online banking services to correspondent banks. Prior to 1979, Mr. Vietze was affiliated with BayBanks in Massachusetts.

Ronald J. Wrobel has been employed by the Bank since January 2005 when the Bank merged with First National Bank of Bar Harbor. Mr. Wrobel is currently Senior Vice President of Operations. Prior to joining The First National Bank of Bar Harbor in 1992, Mr. Wrobel was employed by KPMG Peat Marwick in Portland, Maine.

William M. Hunter, II has been employed with the Company since 2001 with the acquisition of White Pine Asset Management. In 2002, Mr. Hunter was named as Chief Investment Officer and in 2003 he was promoted to Managing Principal of First Advisors. Prior to joining the Company, Mr. Hunter was Executive Vice President in charge of KeyCorp’s national trust business.

Daniel M. Lay has been employed by the Bank since January 2005 when the Bank merged with First National Bank of Bar Harbor. Mr. Lay is currently Managing Principal and Senior Trust Officer for First Advisors. Prior to joining the First National Bank of Bar Harbor in 1993, Mr. Lay was an associate counsel with the firm of Eaton, Peabody, Bradford & Veague, P.A. in Bangor.

FR. Kraig Buthy has been employed by the Bank as Controller since 2003. In 2005 Mr. Buthy was promoted to Vice President. Prior to joining the Bank, Mr. Buthy was Controller at Sunday River Ski Resort in Bethel, Maine.

There are no family relationships among any of the Executive Officers, nor are there any arrangements or understandings between any Executive Officer and any other person pursuant to which that Executive Officer has been or is to be elected.

The Federal Reserve Act permits the Bank to contract for or purchase property from any of its Directors only when such purchase is made in the regular course of business upon terms not less favorable to the Bank than those offered by others unless the purchase has been authorized by a majority of the Board of Directors not interested in the transaction. Similarly, the Federal Reserve Act prohibits loans to Executive Officers of the Bank unless such loans are on terms not more favorable than those afforded other borrowers and certain other prescribed conditions have been met.

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with Directors, Officers and principal shareholders of the Company and their affiliates. All such transactions have been made upon substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others. In the opinion of management, such loans have not involved more than the normal risk of collectibility nor have they presented other unfavorable features. The total amount of loans outstanding at December 31, 2004 to the Company’s Directors, Executive Officers

Proxy Statement • Page 12

and their associates was $9,511,338, which constituted 1.99% of the Bank’s total loans outstanding at that date.

Report of Compensation Committee on Executive Compensation

The Compensation Committee consists of four independent members of the Board of Directors. This Committee has the responsibility for conducting the annual performance evaluation of the Chief Executive Officer. The Committee is also responsible for determining the compensation of the Chief Executive Officer and approving the compensation of the other senior executive officers of the Company and Bank.

The Company is committed to providing competitive compensation packages to attract and retain quality high performance executives who can and do make major contributions to the Company’s overall success. The compensation package generally includes base salary, cash bonuses, stock option grants and other benefits which the Committee may deem appropriate to remain competitive and reward an executive officer for high performance.

Base salaries:

The amount of base compensation potentially payable to the Chief Executive Officer and other senior executive officers is determined by reviewing independent salary surveys of compensation of executives for similar financial institutions located primarily in the New England region. Base salaries are targeted at market levels taking into consideration the executive’s level of responsibility, experience, knowledge, leadership and attainment of performance goals and objectives.

Annual Performance Compensation:

In 1994, the Company instituted a formal performance-based compensation program called “Performance Compensation for Stakeholders”. The objective of the program is to align the performance of all employees with the Company’s short term and long term objectives. In 2004, total cash payout under this Stakeholder Performance Compensation program was 19.00% of the participating employees’ base salaries paid to all eligible employees.

The performance compensation program’s overall objective is to maximize the long-term viability of the Company and increase shareholder value. It addresses this by tying the performance payout to multiple goals which include profitability, growth, productivity and loan quality. The guiding principle is to reach a balance of profitability, growth, productivity and loan quality which should collectively have a positive impact on maximizing long-term shareholder value. The Committee believes that this performance based program provides a reward for high levels of current performance without sacrificing the achievement of long-term goals. Each year specific key performance indicators are chosen along with company wide financial performance trigger levels. In 2004 some of the indicators were: loan volume, deposit volume, nonperforming loan levels, past –due loan percentages, non-interest income, Investment Division revenues, net interest income and the efficiency ratio. Since its introduction in 1994, in the opinion of Management, the Board and this Committee, the program has been successful in meeting its objectives as measured by the Company’s exceptional performance over the last ten years.

In addition to this “ Stakeholder” bonus program, the Committee, with the approval of the Board of Directors, may also establish a discretionary bonus fund. The CEO working in conjunction with the Compensation Committee may grant additional cash bonuses to selected executive officers and employees in recognition of their outstanding performance during the year. The Chief Executive Officer is excluded for eligibility under this particular discretionary bonus fund The Compensation Committee may from time to time grant the Chief Executive Officer a cash bonus in addition to the formal Stakeholder Performance Compensation program based upon the CEO surpassing previously established performance goals or work accomplishments above and beyond the stakeholder program.

Compensation of Chief Executive Officer

As previously noted, the amount of base salary potentially payable to the Chief Executive Officer is determined by reviewing independent salary surveys of CEOs of similar financial institutions located primarily in New England. The Committee takes into consideration the actual salaries paid to CEOs of these banks in relationship to the performance of the Company in comparison to the selected peer group.

Proxy Statement • Page 13

The Chief Executive Officer and the Board of Directors at the beginning of each year agree to a set of performance objectives for the Bank as a whole and the CEO individually. Throughout the year the attainment of the performance objectives is carefully monitored and evaluated and all employees are well aware of how the Bank is performing and whether the goals are being met. These performance objectives are a combination of Company financial targets such as attainment of certain profitability levels, return on equity, and increases in earnings per share. In addition, goals are set for asset growth as well as loan quality targets. Goals are also set for non-financial performance items such as implementation of strategic plan initiatives and compliance with regulatory matters.

For the year ended December 31, 2004, the Company posted outstanding performance results with a 14.6% increase in net income and a return on average equity of 17.10%. In addition to these strong earning results the Chief Executive Officer also did an excellent job at meeting all of his other performance objectives. In 2003, the Company posted comparable performance results with a 14.1% increase in net income and a return on average equity of 16.39%.

In 2004 the independent directors of the Board also hired an outside consultant to review the compensation package of the CEO. The consultant provided the independent directors a comprehensive report addressing all aspects of the compensation package for the CEO. Based on the review of the information provided by the independent consultant as well as the review of base salaries of CEOs of peer group companies and taking into consideration the record performance of the Company, the Chief Executive Officer’s base salary for 2004 was set at $275,000

Under the Performance Compensation program for all employees the Chief Executive Officer also earned the same Stakeholder bonus of 19.00% paid to all employees which calculated on his base salary amounted to $52,250. During 2004 the Company posted another year of record earnings with net income increasing $1.1 million or 14.6% over the prior year. In addition, loan growth was exceptional and loan quality remained very good with loan losses being at record lows as well. During the course of the year the Company was presented an opportunity to participate in negotiations for a potential merger. In recognition of the CEO working effectively with the Board in negotiating a Definitive Agreement for the merger with FNB Bankshares and obtaining all required regulatory and shareholder approvals as well as the excellent year of record earnings, this committee awarded the CEO an additional $75,000 cash bonus. These two bonus amounts comprise the total disclosed as Bonus in the compensation table.

2004 Compensation Committee Members:

Malcolm E. Blanchard, Chair

Robert B. Gregory

Carl S. Poole, Jr.

Stuart G. Smith

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During 2004, Directors Gregory, Blanchard, Poole and Smith served as members of the Compensation Committee. No member of the Committee was, or ever has been, an officer or employee of the Company or the Bank. All Committee members are customers of and engage in transactions with the Bank in the ordinary course of business. As described in the section entitled “Certain Relationships and Related Transactions”, all loans to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of Management, did not involve more than the normal risk of collectability or present other unfavorable features.

Executive Compensation

The table below sets forth the cash compensation and certain other compensation paid to the President & Chief Executive Officer as well as the Executive Vice President & Chief Financial Officer, the Executive Vice President & Senior Loan Officer and the Senior Vice President & Senior Operations Officer during 2004, 2003 and 2002. No other Executive Officers of the Company and the Bank at December 31, 2004, received

Proxy Statement • Page 14

compensation in excess of $100,000 for the years ended December 31, 2004, 2003, and 2002.

Proxy Statement • Page 15

					Long-Term
		Annual Compensation			Compensation
Name and Principal Position	Year	Salary	Bonus[1]	Other[2]	# Options
Daniel R. Daigneault	2004	$275,000	$127,250	$16,642	-0-
President &	2003	$241,500	$74,678	$17,387	-0-
Chief Executive Officer	2002	$230,000	$49,960	$19,217	-0-
F. Stephen Ward	2004	$138,000	$34,420	$14,150	-0-
Executive Vice President &	2003	$131,250	$31,281	$13,728	-0-
Chief Financial Officer	2002	$125,000	$25,000	$11,283	-0-
Charles A. Wootton	2004	$123,500	$30,865	$13,303	-0-
Executive Vice President &	2003	$115,500	$28,868	$12,079	-0-
Senior Loan Officer	2002	$110,000	$22,720	$11,800	5,000
Walter F. Vietze	2004	$92,500	$17,668	$6,272	-0-
Senior Vice President &	2003	$86,500	$18,503	$6,684	-0-
Senior Operations Officer	2002	$83,000	$13,836	$5,973	-0-

(1) Bonuses are listed in the year earned and normally accrued. Such bonuses may be paid in the following year. The 2003 bonus figure for President Daigneault includes a $30,000 discretionary bonus that was awarded and paid in 2004 after the Compensation Committee reviewed the final results for 2003 and evaluated the CEO’s performance in meeting his individual goals. This was in addition to the 2003 stakeholder bonus.

(2) (a) Amounts shown include contributions paid by the Company to the respective accounts of the named Executive Officers in the 401(k) Plan. In 2004 the Company and the Bank contributed to the Bank’s 401(k) Plan a matching amount for the salary deferred by Messrs. Daigneault, Ward, Wootton and Vietze equal to 3.0% of their respective earnings and a profit-sharing component of 2.5% for 2004 and 2003, and 3.0% for 2002, of their respective earnings, which were subject to IRS regulations limiting the maximum amount of an officer’s earnings eligible for matching or profit-sharing 401(k) contributions to $200,000. These percentages were equivalent to the 401(k) Plan match and profit sharing contributions made for all eligible employees.

(b) This figure also recognizes the value to the officers of a Company-owned vehicle to Messrs. Daigneault, Ward and Wootton which were $4,600, $5,200 and $5,200 respectively for 2004.

(c) Also included in 2004 is the economic value of split dollar life insurance benefits provided to Messrs. Daigneault, Ward and Vietze under the Life Insurance Endorsement Split Dollar Plan agreement for Bank Owned Life Insurance. This value was $767 for Mr. Daigneault, $529 for Mr. Ward, and $564 for Mr. Vietze.

Stock Option Plan

In April 1995, the stockholders approved a Stock Option Plan. The purpose of the Stock Option Plan is to encourage the retention of key employees by facilitating their purchase of a stock interest in the Company and to align their interest with those of the shareholders. The 1995 Stock Option Plan provides for grants of options to purchase Company common stock and is administered by an Options Committee, which consists of four outside directors. During 2004, no stock options were granted under the 1995 Stock Option Plan. The following table sets forth the status of the Stock Option Plan as of December 31, 2004:

Proxy Statement • Page 16

Options approved by Shareholders		600,000
Options granted		(582,000)
Options forfeited		24,000
Ungranted options remaining		42,000

	Weighted average exercise price	Number of options
Outstanding unexercised options
Exercisable	$ 4.37	181,500
Non-exercisable	8.14	24,000
	$ 4.81	205,500

2004 Option Committee Members:
Malcolm E. Blanchard, Chair
Robert B. Gregory
Carl S. Poole, Jr.
Stuart G. Smith

Long-Term Compensation

Long-term compensation may be distinguished from annual compensation by the time frame for which performance results are measured to determine awards. While annual compensation covers a calendar year, long-term compensation is provided through the Company’s stock option plan, which covers a period of two to ten years. The following table sets forth information with respect to the named executives and all other employees concerning grants of stock options during 2004:

Option Grants During the Year Ended December 31, 2004

	Number of	% of			Potential realizable
	securities	total			value at assumed rates
	underlying	options	Exercise		of stock appreciation
	options	granted in	price per	Expiration	for option term[1]
	granted	fiscal year	Share[2]	Date	5%	10%
Daniel R. Daigneault	-0-	0.0%	$ -0-	-	$ -0 -	$ -0 -
F. Stephen Ward	-0-	0.0%	$ -0-	-	$ -0 -	$ -0 -
Charles A. Wootton	-0-	0.0%	$ -0-	-	$ -0 -	$ -0 -
Walter F. Vietze	-0-	0.0%	$ -0-	-	$ -0 -	$ -0 -
All other employees	-0-	0.0%	$ -0-	-	$ -0 -	$ -0 -
All	-0-	0.0%	$ -0-	-	$ -0 -	$ -0 -

(1) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates compounded over a 10-year period as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Company’s common stock. The gains reflect a future value based upon growth at these prescribed rates. The values have not been discounted to present value. It is important to note that options have value to the listed executive and to all option recipients only if the stock price advances beyond the exercise price shown on the table during the effective option period.

(2) Under the Stock Option Plan, the exercise price may not be less than the fair market value of the common stock on the date the option is granted.

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The following table sets forth information with respect to exercisable and unexercisable options held as of December 31, 2004:

Aggregated Option Exercises in 2004 and December 31, 2004 Option Values

			Number of securities		Value of unexercised
			underlying unexercised		in-the-money
	Shares		options at year end		options at year end
	acquired	Value	Exer-	Unexer-	Exer-	Unexer-
	on exercise	realized	cisable	cisable	cisable	cisable
Daniel R. Daigneault	57,000	$ 787,000	72,000	-	$ 997,000	$ -
F. Stephen Ward	-	-	39,000	-	513,000	-
Charles A. Wootton	22,500	290,000	7,500	15,000	89,000	151,000
Walter F. Vietze			33,000	-	444,000	-
All other employees	6,600	105,000	30,000	9,000	341,000	74,000
All optionees	86,100	$1,182,000	181,500	24,000	$2,384,000	$225,000

Description of the Company’s Benefit Plans

Overview

The Company has reserved 480,000 shares of its common stock to be made available to directors and employees who elect to participate in the directors’ deferral, employee stock purchase or 401(k) savings and investment plans. As of December 31, 2004, 373,992 shares had been issued pursuant to these plans, leaving 106,008 shares available for future issuance. The issuance price is based on the market price of the stock at issuance date. All shares issued under the 401(k) savings and investment plans are issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(11) thereof and Rule 147 promulgated thereunder. During the period ending nine months after the date of issuance of these shares, these shares may be transferred only to residents of the State of Maine. Each certificate issued for these plan shares bears a legend referring to this restriction.

Shares issued under the employee stock purchase plan prior to September 11, 1998, were issued pursuant to exemptions from registration under Section 3(a) (11) and Rule 147 of the Securities Act. Shares issued under the employee stock purchase plan on or after September 11, 1998, have been issued pursuant to a registration statement filed under the Securities Act. The members of the Board of Directors and certain officers of the Company, who may be deemed to be “affiliates”, may resell shares of the Company’s common stock purchased or acquired under this plan only in accordance with certain restrictions imposed by the Securities Act and Rule 144 promulgated thereunder.

401(K) Plan

The Bank’s 401(k) Plan (The First National Bank of Damariscotta Savings and Investment Plan) is the Bank’s sole retirement plan, and was modified in 1996 after termination of the Bank’s traditional defined benefit pension plan. It is available to any employee who has attained the age of 21 and completed six months of continuous service. Employees may contribute up to 50.0% of their compensation (in 2005, not to exceed $14,000 if under age 50 and $18,000 if over age 50), and the Bank may provide a match of up to 3.0% of compensation. Subject to a vote of the Board of Directors, the Bank may also make a profit-sharing contribution to the Plan, and in 2004 this contribution equaled 2.5% of each eligible employee’s compensation. The 401(k) Plan is administered by a special committee appointed by the Board of Directors.

Employee contributions are 100% vested at all times, while employer contributions are vested over a five-year period. Upon termination of employment for any reason, a plan participant may receive his or her contribution account and earnings allocated to it, as well as the vested portion of his or her employer-matching account and earnings allocated to it. Non-vested amounts are forfeited and are used by the Bank to help defray plan administration expenses incurred by the Bank. The Bank paid $100,000 in matching contributions and

Proxy Statement • Page 18

$120,000 in profit-sharing contributions to this plan in 2004. Plan participants may direct the trustees of the 401(k) Plan to purchase specific assets for their accounts from a selection which includes seven mutual funds as well as the Company’s stock. As of December 31, 2004, 199,232 shares of the Company’s stock had been purchased by the 401(k) Plan at the direction of plan participants.

Stock Purchase Plan

The Bank instituted an employee and director stock purchase plan effective February 1, 1987, and the Board of Directors has allocated 240,000 shares of stock to be available for purchase under this plan. Employees who have been employed by the Bank for three consecutive calendar months are eligible to purchase shares on a quarterly basis through payroll deduction. The price per share for shares sold pursuant to the plan is defined as the closing price on the day the shares are purchased. As of December 31, 2004, 174,760 shares of the Company’s stock had been purchased pursuant to the plan.

Employee Benefits

The Bank provides all full-time employees with group life, health and long-term-disability insurance through the Independent Bankers’ Employee Benefits Trust of Maine. A Flexible Benefits Plan is available to all full-time employees after satisfying eligibility requirements and to part-time employees scheduled to work 20 or more hours a week.

Supplemental Executive Retirement Plan

The Bank also sponsors an un-funded, non-qualified supplemental retirement plan for certain executive officers. The plan provides supplemental retirement benefits payable in installments over 20 years upon retirement or death. The costs for this plan are recognized over the service lives of the participating executive officers. The projected retirement benefit for Mr. Daigneault, assuming he remains employed by the Bank until normal retirement age of 65, is $169,329 per year, with such payments beginning in the year 2017. The projected retirement benefit for Mr. Ward, assuming he remains employed by the Bank until normal retirement age of 65, is $61,127 per year, with such payments beginning in the year 2018. The projected retirement benefit for Mr. Vietze, assuming he remains employed by the Bank until normal retirement age of 65, is $39,235 per year, with such payments beginning in the year 2006. The benefits are capped at the above amounts and are subject to being substantially less should the named executive officer not remain employed until the normal retirement age of 65. The Plan also contains a restrictive covenant that may result in the executive officer forfeiting all accrued benefits should he accept employment with a competing financial institution within five years after his termination of employment with the Company. The expense for all participants in this supplemental plan was $147,000 in 2004, $135,000 in 2003 and $112,000 in 2002. As of December 31, 2004 and 2003, the accrued liability of this plan was $839,000 and $709,000, respectively.

Stock Option Plan

On December 15, 1994, the Company’s board of directors adopted a Stock Option Plan (the “Option Plan”) for the benefit of officers and other full-time employees of the Company and the Bank. This plan was approved by the Company’s shareholders at the 1995 Annual Meeting. Under the Option Plan, 600,000 shares (subject to adjustment to reflect stock splits and similar events) are reserved from the authorized but unissued common stock of the Company for future issuance by the Company for exercise of stock options granted to certain key employees of the Company and the Bank from time to time. The purpose of the Option Plan is to encourage the retention of such key employees by facilitating their purchase of a stock interest in the Company. The Option Plan is intended to provide for the granting of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to employees of the Company or the Bank.

The Option Plan is administered by the Options Committee of the Company’s board of directors, which is comprised solely of directors who are ineligible to receive grants of stock options under the Option Plan and who have not received grants of options within the 12 months preceding their appointment to the Options Committee. The Options Committee selects the employees of the Bank and the Company to whom options are to be granted and designates the number of options to be granted. The Option Plan may be amended only by the vote of the holders of a majority of the Company’s outstanding common stock if such amendment would

Proxy Statement • Page 19

increase the number of shares available for issuance under the Option Plan, change the eligibility criteria for grants of options under the Option Plan, change the minimum option exercise price or increase the maximum term of options. Other amendments may be effected by the Options Committee.

Employees selected by the Options Committee receive, at no cost to them, options under the Option Plan. The option exercise prices are equal to or exceed the fair market value of the shares on the date of the grant, and no option is exercisable after the expiration of ten years from the date it is granted. The fair market value of the shares is determined by the Options Committee as specified in the Option Plan. The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution, and the option may be exercised only by the employee during the employee’s lifetime. After an employee’s death, options may be exercised by the employee’s estate or heirs up to one year following the date of death. Code Section 422 limits option grants by providing that during the term of the Option Plan, no grant may be made to any employee owning more than 10% of the Company’s outstanding shares unless the exercise price is at least 110% of the underlying shares’ fair market value and such option is not exercisable more than five years following the option grant. The aggregate fair market value of the stock for which any employee may be granted incentive stock options which are first exercisable in any calendar year may generally not exceed $100,000.

While generally no options may be exercisable before the second anniversary of the grant date, in the event of a change in control involving the Company all options (other than those held by officers or directors of the Company or the Bank for less than six months) shall become immediately exercisable. Also, an employee whose employment is terminated in connection with or within two years after such a change in control event shall be entitled to exercise all options for up to three months following the date of termination; provided that options held by officers or directors shall not be exercisable until six months after the grant date. Employees whose services are terminated, other than following a change in control as described above, shall thereupon forfeit any options held; provided, however, that following termination due to disability an employee shall be entitled to exercise options for up to one year (provided, further, that officers may exercise only with respect to options held for at least six months).

The Company receives no monetary consideration for the granting of incentive stock options. Upon the exercise of options, the Company receives payment in cash from optionees in exchange for shares issued. No federal income tax consequences are incurred by the Company at the time incentive stock options are granted or exercised, unless the optionee incurs liability for ordinary income tax treatment upon exercise of the option, as discussed below, in which event the Company would be entitled to a deduction equal to the optionee’s ordinary income attributable to the options. Provided the employee holds the shares received on exercise of a stock option for the longer of two years after the option was granted or one year after it was exercised, the optionee will realize capital gains income (or loss) in the year of sale in an amount equal to the difference between the sale price and the option exercise price paid for shares. If the employee sells the shares prior to the expiration of the period, the employee realizes ordinary income in the year of disposition equal to the difference between the fair market value of the shares on the date of exercise and the exercise price and capital gains income (or loss) equal to the difference (if any) between the sale price of the shares and the fair market value of the shares on the date of exercise.

In addition to the tax consequences discussed above, the excess of the option price over the fair market value of the optioned stock at the time of option exercise is required to be treated by an incentive optionee as an item of tax preference for purposes of the alternative minimum tax.

Proxy Statement • Page 20

Performance Graph

Set forth below is a line graph comparing the five-year cumulative total return of $100.00 invested in the Company’s common stock (“FNLC”), assuming reinvestment of all cash dividends and retention of all stock dividends, with a comparable amount invested in the Standard & Poor’s 500 Index (“S&P 500”) and the NASDAQ Combined Bank Index (“NASD Bank”). The NASD Bank index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the banking sector.

GRAPH OMITTED

	1999	2000	2001	2002	2003	2004
FNLC	100.00	99.45	149.07	219.84	358.90	385.90
S&P 500	100.00	90.97	80.19	62.47	80.38	89.10
NASD Bank	100.00	114.67	126.23	131.93	175.52	199.51

PROPOSAL 3: APPOINTMENT OF AUDITORS

Berry, Dunn, McNeil & Parker (BDMP) has served as independent auditor for the Company and the Bank since 1994. In the opinion of the Board of Directors, the reputation, qualifications and experience of the firm make its reappointment appropriate for 2005.

It is the desire of the Board of Directors Audit Committee that the appointment of BDMP as independent auditors be ratified by the shareholders at the annual meeting. Representatives from BDMP will be present at the annual meeting of shareholders and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY RATIFY THE APPOINTMENT OF BERRY, DUNN, McNEIL & PARKER

AS INDEPENDENT AUDITORS FOR 2005.

ADDITIONAL INFORMATION

Disclosure of Audit Fees

Audit Fees The aggregate fees billed for professional services rendered by the principal accountant, Berry, Dunn, McNeil & Parker (BDMP), for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-K for the years ended December 31, 2004, and 2003 were $63,983 and $54,462, respectively.

Audit-Related Fees The aggregate fees billed for assurance and related services rendered by BDMP related to the performance of the audit or review of the Company's financial statements for the years ended December 31, 2004 and 2003 were $32,865 and $1,042, respectively. These services related to audit requirements under the Sarbanes Oxley Act of 2002 and internal control reporting under FDICIA.

Tax Fees The aggregate fees billed for professional services rendered by BDMP for tax compliance, tax advice and tax planning for the years ended December 31, 2004 and 2003 were $9,350 and $13,451, respectively. The

Proxy Statement • Page 21

nature of the services comprising the fees disclosed under this category are preparation of federal and state tax returns, review of estimated tax payments, review of compliance with information reporting requirements and tax planning.

FNB Merger The aggregate fees billed for services by BDMP in conjunction with the merger with FNB for the year ended December 31, 2004, were $26,645. There were no fees billed for such services in 2003. These services related to the preparation of SEC filings for the merger.

All Other Fees The aggregate fees billed for services provided by BDMP, other than the services reported in the paragraphs above, for the years ended December 31, 2004 and 2003 were $7,840 and $32,710, respectively. The nature of the services comprising the fees disclosed under this category are employee benefit plan audits in both years and administration and recordkeeping for an employee benefit plan in 2003.

None of the services described in each of the paragraphs above were provided under the de minimis exception set forth in Rule 2-01 (c) (7) (i) (C).

Proxy Statement • Page 22

Report of the Audit Committee

March 2, 2005

To the Board of Directors of First National Lincoln Corporation:

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2004.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board, and has discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Each of the members of the Audit Committee is independent as defined under the listing standards of the NASDAQ stock market.

The Company’s Audit Committee Charter, as adopted by the Board of Directors, was included in the 2004 Proxy Statement and can be accessed on the Company’s website at www. fnlc.com.

/s/DAVID B. SOULE

David B. Soule, Audit Committee Chairman

/s/MARK N. ROSBOROUGH

Mark N. Rosborough

/s/RANDY A. NELSON

Randy A Nelson

Proxy Statement • Page 23

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers, and any person holding more than ten percent of the Company’s Common Stock file with the SEC reports of ownership changes, and that such individuals furnish the Company with copies of the reports.

Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported,1 the Company believes that during the fiscal year ended December 31, 2004 the Company’s officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a); except that one report, covering a total of one transaction, was filed late by SVP Michael T. Martin.

Information About Stockholder Proposals

If you wish to submit proposals to be included in the Company’s 2006 proxy statement for the 2006 Annual Meeting of Stockholders, the Company must receive them by December 31, 2005, pursuant to the proxy solicitation regulations of the SEC. SEC rules contain standards as to which stockholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC.

In addition, under the Company’s Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

☐	You must be a stockholder of record and have given timely notice in writing to the Clerk of the Company.
☐	Your notice must contain specific information required in the Company’s Bylaws.

Shareholder Communication with the Board

Shareholders and other parties interested in communicating directly with the non-management Chairman of the Board or with other non-management directors as a group may do so by writing to, Chairman, First National Lincoln Corporation, Post Office Box 940, 223 Main Street, Damariscotta, Maine 04543. The Board approved a process requiring that all such addressed correspondence be reviewed by the Secretary to the Board. The Board Secretary in turn upon review of the correspondence will forward to the non-management Chairman all such correspondence that deals with the functions of the Board or committees thereof or that she determines requires the attention of the Board. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman in accordance with procedures established by the Audit Committee with respect to such matters.

Accessing Company Financial Statements and Reports

An annual report to shareholders, including consolidated financial statements of the Company and its subsidiaries prepared in conformity with generally accepted accounting principles, is being distributed to all Company shareholders of record and is enclosed herewith. The Company’s Annual Report to the Securities and Exchange Commission on Form 10-K follows this Proxy Statement. Shareholders may obtain additional copies of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K, without charge. Written requests should be directed to F. Stephen Ward, Treasurer, at P.O. Box 940, Damariscotta, ME 04543. First National Lincoln Corporation has a website in which all press releases, SEC filings and other reports or information issued by the Company are available at: www.fnlc.com.

_________________________

1 An issuer does not have an obligation to research or make inquiry regarding delinquent Section 16(a) filings beyond reviewing copies of the Forms 3, 4 and 5 received by the issuer. In addition, Item 405 of Regulation S-K provides that an issuer may rely on a written representation from an insider to the effect that no Form 5 was required to be filed.

Proxy Statement • Page 24

  Other Matters

The Annual Meeting is called for the purposes set forth in this notice. Management is not aware of any other matter that will come before the meeting. However, if any other business should come before the meeting, your Proxy, if signed and returned, will give to the persons designated in it discretionary authority to vote according to their best judgment. It is the intention of the persons named in the Proxy to vote pursuant to the Proxy in accordance with the recommendations of Management.

By Order of the Board of Directors

/s/CHARLES A. WOOTTON

Charles A. Wootton, Clerk

Damariscotta, Maine, March 25, 2005

Proxy Statement • Page 25

PROXY

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoint Daniel R. Daigneault and F. Stephen Ward as Proxies, each with power to appoint a substitute, and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned as of the close of business on February 18, 2005, at the Annual Meeting of Stockholders to be held on Thursday, April 28, 2005, or at any adjournment thereof.

1. To ratify the Board of Directors’ vote to fix the number of Directors at ten.

oFor	oAgainst	oAbstain

2. To elect as directors of the Company, as proposed by the Board of Directors Nominating Committee:

For a one-year term	For a two-year term	For a three-year term
Tony C. McKim	Mark N. Rosborough	Katherine M. Boyd
Carl S. Poole, Jr.
David B. Soule, Jr.
Bruce B. Tindal
oVote for all Listed Nominees	oAuthority to Vote for Directors is Withheld
oVote for Listed Nominees Except the Following: __________________________________________

Instruction: to withhold authority to vote for any individual Nominee(s), write the name(s) of the Nominee(s) in the space provided above.

3. To ratify the Board of Directors Audit Committee’s selection of Berry, Dunn, McNeil & Parker as independent auditors for the Company for 2005

oFor	oAgainst	oAbstain

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ON BEHALF OF THE UNDERSIGNED STOCKHOLDER IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF MANAGEMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

Please date and then sign exactly as name appears above. Only one joint tenant need sign. When signing as attorney, executor, administrator, trustee or guardian, or in any representative capacity, please give full title.

Date	2005

Signature	Signature

Please mark this proxy and return in the enclosed self addressed stamped envelope.


Proxy Statement • Page 26